Capital Group International Focus Equity ETF Prospectus Supplement May 1, 2026 (for the most recent prospectus)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the statutory prospectus:

Dawid Justus, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Dawid has been an investment professional since 1999 (with Capital Research and Management Company or affiliate since 2005). He has been managing in the fund since 2026.

Christopher Thomsen no longer manages money in the fund.

Keep this supplement with your prospectus.

Lit. No. ETGESU-013-0526P CGD/10039-S110528

Capital Group International Focus Equity ETF Statement of Additional Information Supplement May 1, 2026 (for the most recent statement of additional information, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section is amended solely to remove Christopher Thomsen and to add Dawid Justus as set forth below. Footnotes to the table in the statement of additional information remain unchanged, except as noted below.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Dawid Justus	None[4]	5	$237.5	3	$26.18	None

4 Tax considerations for the investment professional may influence the investment professional’s decision to own shares of the fund.

Keep this supplement with your statement of additional information.

Lit No. ETGESU-014-0526O CGD/10149-S110825